UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
February 20, 2014

NL Industries, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Change in Control of the Registrant

The disclosure set forth in Amendment No. 71 to Schedule 13D regarding the registrant’s common stock and filed by Valhi, Inc., Valhi Holding Company, Dixie Rice Agricultural Corporation, Inc., Contran Corporation (“Contran”), Harold Simmons Foundation, Inc., Lisa K. Simmons, Serena Simmons Connelly and Annette C. Simmons with the U.S. Securities and Exchange Commission on February 5, 2014 reporting a change in control of the registrant on December 28, 2013 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           Effective February 20, 2013, the registrant’s board of directors elected Robert D. Graham as vice chairman of the board, president and chief executive officer and Steven L Watson as chairman of the board, each to serve at the pleasure of the board of directors.  Mr. Watson was formerly the registrant’s vice chairman of the board and chief executive officer and Mr. Graham was formerly the registrant’s president.

As already disclosed in the registrant’s filings with the U.S. Securities and Exchange Commission, Mr. Graham is an employee of Contran, a privately held parent of the registrant, and provides his services to the registrant under an intercorporate services agreement with the registrant.  For a description of the intercorporate services agreement, see “Certain Relationships and Transactions” in the registrant’s 2013 proxy statement filed as a Definitive Schedule 14A with the U.S. Securities and Exchange Commission on April 4, 2013, which description is incorporated herein by reference.  In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see “Certain Relationships and Transactions” in the proxy statement, which discussion is also incorporated herein by reference.

Robert D. Graham, age 58, served as the registrant’s president since May 2013 and previously served as the registrant’s vice president and general counsel from 2003 to May 2013.  He has served as the executive vice president of Kronos Worldwide, Inc., an affiliate of the registrant, since 2009 and previously served as its chief administrative officer from 2012 to May 2013, its general counsel from prior to 2009 to 2012 and its vice president in 2009 and prior years.  From 2010 to 2012, Mr. Graham served as executive vice president of CompX International Inc., an affiliate of the registrant (“CompX”).  He served as the executive vice president of Titanium Metals Corporation, a former affiliate of the registrant, from prior to 2009 to 2012 and CompX’s executive vice president from 2010 to 2012.  He has served as vice president of Contran and Valhi since 2002.

(d)           Effective February 20, 2014, the registrant’s board of directors increased the size of its board from five to six and elected Loretta J. Feehan and Robert D. Graham to fill an existing vacancy and the newly created vacancy, each to serve as a director until her or his successor is elected and qualified or her or his earlier resignation, removal or death.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL Industries, Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: February 21, 2014	A. Andrew R. Louis Vice President and Secretary